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                    IDS/SHURGARD INCOME GROWTH PARTNERS L.P. III
       PROXY FOR THE SPECIAL MEETING OF UNITHOLDERS TO BE HELD NOVEMBER 13, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF SHURGARD ASSOCIATES L.P. III

The undersigned hereby appoints Charles K. Barbo and Harrell L. Beck, and each of them, as Proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the units of limited partnership interest (the "Units") held of record by the undersigned at the Special Meeting of Unitholders to be held on November 13, 1996, or any adjournment or postponement thereof:

1. APPROVAL OF THE ACQUISITION AGREEMENT DATED AS OF JULY 1, 1996 BY AND BETWEEN IDS/SHURGARD INCOME GROWTH PARTNERS L.P. III, SHURGARD STORAGE CENTERS, INC. AND CERTAIN OTHER PARTIES, AND THE TRANSACTIONS CONTEMPLATED THEREBY

         / / FOR               / / AGAINST               / / ABSTAIN

2. GRANT AUTHORITY TO PROXIES TO VOTE, IN THEIR DISCRETION, TO ADJOURN THE SPECIAL MEETING IN ORDER TO OBTAIN ADDITIONAL PROXIES OR FOR ANY OTHER REASON

             / / GRANT AUTHORITY            / / WITHHOLD AUTHORITY

               IMPORTANT - Please Date and Sign on the Other Side


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" IN ITEM 1 AND "GRANT AUTHORITY" IN ITEM 2.

The undersigned acknowledges receipt prior to the execution of this Proxy of a Notice of Special Meeting of Unitholders and a Proxy Statement/Prospectus dated October 11, 1996.


                                       Please sign below exactly as your name
                                       appears on this Proxy card. When Units
                                       are held jointly, each person must sign.
                                       When signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. An
                                       authorized person should sign on behalf
                                       of corporations, partnerships and
                                       associations and give his or her title.

                                       Dated:_____________________________, 1996

                                       _________________________________________
                                                      Signature

                                       _________________________________________
                                               Signature if held jointly

           YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL
             HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.